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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Form 8-K/A of Friede Goldman International Inc. of our report on the financial statements of Newfoundland Ocean Enterprises Limited, dated May 12, 1997.


                                         DOANE RAYMOND
                                         Chartered Accountants

St. John's, Newfoundland, Canada
March 13, 1998